crexendo®

ride the cloud

Investor Presentation
September 2018
Symbol OTCQX: CXDO



It’s Not Just A Phone,
It’s Your Business!
crexendo
crexendo.com

Safe Harbor

This presentation includes forward-looking statements within the meaning of the federal securities laws. These statements relate to, among other things, our history, our business lines, business strategy, goals , plans and expectations concerning our business, our market position and the growth of our business, business lines and future business plans in which we compete and the benefits that our customers will realize from our services. We use the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases to identify forward-looking statements in this presentation.

Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate or plans could change based upon circumstances and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Actual results and trends in the future may differ materially from those suggested or implied by the forward- looking statements depending on a variety of factors including risks to the business. These risk factors are explained in detail in the company's filings with the Securities and Exchange Commission including the Form 10-K for fiscal year ended December 31, 2017. In addition risk information is contained and supplemented under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" and elsewhere in our Annual Report on Form 10-K and Quarterly Reports on Form10-Q. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this presentation.

This presentation contains certain information that has not been derived in accordance with generally accepted accounting principles ("GAAP"). Reconciliations of such information to the most directly comparable information derived in accordance with GAAP are contained in this presentation. This information should not be considered a substitute for any measures derived in accordance with GAAP.

Who Is Crexendo?

- **A Fast Growing Technology Leader in the Cloud Communications and UCaaS space**
- **Tremendous Industry Experienced Company – Exec Mgmt. Team With Over 150 Years Combined Experience**
- **Designers of a world class, patented cloud based telecom system with in-house engineering staff that appeals to businesses with 5 to 5000 handsets**
- **5-Time Award Winner of Internet Telephony Excellence Award and Multi-Year Winner of Communications Solutions Product of the Year Award**


crexendo
crexendo.com

Why Invest in Crexendo Now?

- **Fast Growing Industry – 28% CAGR forecast from 2016-2020 and growth to $140 Billion by 2021***
- **Rapid Shift To The Cloud - Approx. 70-75% of businesses today not on the Cloud yet**
- **Doubled Top Line Telecom Revenues in last 3 years**
- **Reduced GAAP losses, Non-GAAP losses and cash flow burn every year, reflecting outstanding management of expenses**
- **High Growth + Recurring Revenue = Cash Flow & Higher Multiples!**
- **Nearly 100% of customers on long term contracts**
- **Achieved GAAP PROFITABILITY in Q2 and NON-GAAP PROFITABILITY the past 4 quarters**

* Source Zion Research Analysis 2016

The Telecom Industry is Changing

No

- Capital Expenses
- Maintenance Fees
- Support Fees
- Obsolescence
- Headaches



Everything

- Included
- Up to date
- Mobile
- Secure
- Simple

Businesses save an average of 25-55% on their monthly Telecom expenses when they move to the Cloud!

Crexendo's Complete Cloud Solution


Cloud IP
CRM Integration
CRM
Mobility
Unified Communications
Disaster Recovery
DISASTER RECOVERY
Network Services
crexendo®
ride the cloud
Call Centers & ACD
Email Integration
SMB & Enterprise
Multi-Location
Collaboration
REC
Recording

crexendo®

The Crexendo Difference!

The Crexendo Difference

- **Handsets & System Designed, Engineered and Supported in-house (Higher Margins!)**
- **CLEC vetted & approved everywhere available in US**
- **Hardware Maintenance and Software Upgrades Included for Full Term**
- **Most High End Features Included as Standard Offering (call center, collaboration, mobility, etc.)**
- **Can provide service to customers who wish to switch carriers, but retain their Polycom, Yealink or Cisco brand phones**

The Competition

8x8, Inc. Vonage Business Solutions™ RingCentral AVAYA verizon Mitel

- **Usually third party systems and handsets (Broadsoft, Polycom, Yealink, Cisco, etc.)**
- **Majority not regulated CLECs**
- **Maintenance and Software at additional expense**
- **Most High End Features Require Additional Expense and Packages**

Improving Financial Profile

Ticker: CXDO	Year Ended December 31, 2016	Year Ended December 31, 2017	Quarter Ended June 30, 2018
Market Capitalization	$19.7 million	$30.0 million	$37.1 million
Outstanding Common Stock	13.7 million	14.3 million	14.3 million
Consolidated Revenue increases (over prior period)	17%	22%	22%
Backlog	$15.9 million	$19.9 million	$20.7 million
Net (Loss)/Income (In thousands)	$(2,792)	($1,020)	$47
GAAP loss per share	$(0.21)	$(0.07)	$0.00
Non-GAAP net loss per share	$(0.12)	$(0.01)	$0.00

crexendo®

Telecommunications Segment Revenue

Consistent Revenue Growth



2014
2015
2016
2017
YTD Q2 2018
$10,500,000
$8,500,000
$6,500,000
$4,500,000
$2,500,000
$500,000
NRR
MRR

crexendo®

Telecommunications Gross Margin

Consistent Margin Improvement



Q2 15
Q2 16
Q2 17
Q2 18
70%
60%
50%
40%
30%
20%
10%
0%
48%
55%
65%
67%

Telecommunications Segment Backlog

Consistent Growth in Backlog


Q2 15
Q2 16
Q2 17
Q2 18
$25,500,000
$20,500,000
$15,500,000
$10,500,000
$5,500,000
$500,000

Telecommunications Segment Backlog

Expected Backlog Revenue Recognition



Remaining 2018
2019
2020
2021
2022
2023
$6,010,000
$5,010,000
$4,010,000
$3,010,000
$2,010,000
$1,010,000
$10,000

crexendo®

Net Loss & Non-GAAP Net Loss

Consistent Bottom Line Improvement



2014
2015
2016
2017
YTD Q2 2018
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
$(4,000,000)
$(5,000,000)
$(6,000,000)
$(7,000,000)

Crexendo's Growth Strategy

Partner Sales

- Currently more than 200 Partners with growth plans to add 10% per Quarter
- Focused on Reseller Partners in 4 Key areas:
  - Traditional Telecom VAR's
  - Data and B2B VAR's
  - Managed Service Providers (MSPs)
  - Master Agents
- Tenured staff with a wealth of experience in Channel Partnerships

Direct Sales

- Sell directly to larger sized customers and National Accounts
- Tenured and experienced Direct Sales Team with additional hires planned

Acquisitions

- Always looking for accretive acquisition targets

Leadership Team

Leader	Experience
Steve Mihaylo, CEO (2008)	Founder and formerly CEO of $500 million Inter-Tel sold for $740 million in 2007; 49 years experience in the telecom Industry
Doug Gaylor, President & COO (2010)	Former Sr. VP Sales at Inter-Tel; 31 years experience in the telecom industry
Ron Vincent, CFO (2012)	Senior level Financial Expert & CPA: 18 years experience, former Senior Manager with Ernst & Young; 8 years experience in the telecom industry
Jeffrey Korn, General Counsel (2005)	Senior level Legal Expert: 31 years experience in the legal field with extensive SEC experience
Brian Spitler, VP Ops (2018)	Former VP Operations and VP IT in the telecom and transportation industry; 14 years experience in the telecom industry
Nishith Chudasama, VP of Engineering (2009)	Former Sr. Software Engineer at Inter-Tel; 19 years experience in the telecom industry

Ride The Cloud With Crexendo

- **Great Technology That We Own and Design**
- **Great Software That We Develop With and For Our Customers**
- **Great Team That Has Had Great Success in the Industry**
- **Great Industry That Has Tremendous Future Growth**
- **Great Recurring Revenue Model**
- **Great Cost Management Strategy**

crexendo®

ride the cloud

Questions & Answers


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Appendix

Appendix – Crexendo Cloud Telecom Features

Crexendo Cloud VoIP Features Highlights

- Business-Class Voicemail with E-Mail Delivery
- Extensive Auto Attendant Options
- Free Unlimited Local & Domestic Long Distance Calling
- ACD Hunt Groups with Advanced Routing and Reporting
- Conference Bridge - 20 party audio bridge/pin number
- Customized Music/Message on Hold with Multiple Options
- DID service and Programmable Caller ID
- Keep Existing Business Numbers
- Call Park, Call Retrieve
- Record A Call, Auto Call Record
- Unified Communications
- Cloud Fax Electronic E-Mail
- Disaster Recovery/ Business Continuity
- Crexendo Mobile App for Cell Users

User Features

- Extension Dialing
- Follow Me/Find Me
- Intercom, Hands-free Answer

User Features - Continued

- Call forward/Call transfer/Call waiting
- Paging – Internal and External
- Consultative Transfer
- Blind Transfer
- Local 3-way conference
- Web Portal/User Mgmt.
- HD Speakerphone
- System Admin Portal
- Simultaneous Ring Groups
- ACD Call Center Apps
  - Monitor
  - Barge
  - Whisper
  - Auto Call Record
  - Skills Based Routing
  - Enhanced Reporting
- Enhanced 9-1-1 (E911)
- Callers log, Blacklist
- Do Not Disturb (DND)
- Toll-Free Numbers
- Virtual Numbers
- Many, Many More

Appendix - Reconciliation of Non-GAAP Financial Measures – Second Quarter - 2018

Reconciliation of U.S. GAAP Net Income/(Loss) to Non-GAAP Net Income/(Loss)
(Unaudited)

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017 As Adjusted	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017 As Adjusted
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 47	$ (256)	$ (16)	$ (771)
Share-based compensation	113	132	175	392
Amortization of rent expense paid in stock, net of deferred gain	-	-	-	38
Amortization of intangible assets	18	25	36	49
Non-cash interest expense	-	33	-	66
Non-GAAP net income/(loss)	$ 178	$ (66)	$ 195	$ (226)
Non-GAAP net income/(loss) per common share:				
Basic	$ 0.01	$ (0.00)	$ 0.01	$ (0.02)
Diluted	$ 0.01	$ (0.00)	$ 0.01	$ (0.02)
Weighted-average common shares outstanding:				
Basic	14,299,638	13,819,281	14,293,658	13,759,666
Diluted	15,147,255	13,819,281	15,181,564	13,759,666

Reconciliation of U.S. GAAP Net Income/(Loss) to EBITDA to Adjusted EBITDA
(Unaudited)

	Three Months Ended June 30, 2018	Three Months Ended June 30, 2017 As Adjusted	Six Months Ended June 30, 2018	Six Months Ended June 30, 2017 As Adjusted
	(In thousands)		(In thousands)	
U.S. GAAP net income/(loss)	$ 47	$ (256)	$ (16)	$ (771)
Depreciation and amortization	21	28	40	55
Interest expense	2	35	3	70
Interest and other income	(2)	(3)	(7)	(8)
Income tax provision	3	4	7	8
EBITDA	71	(192)	27	(646)
Share-based compensation	113	132	175	392
Amortization of rent expense paid in stock, net of deferred gain	-	-	-	38
Adjusted EBITDA	$ 184	$ (60)	$ 202	$ (216)

APPENDIX - CREXENDO, INC. AND SUBSIDIARIES
Condensed Consolidated Balance Sheets
(In thousands, except par value and share data)

	June 30, 2018		December 31, 2017	
Assets				
Current assets:				
Cash and cash equivalents	$	1,340	$	1,282
Restricted cash		100		100
Trade receivables, net of allowance for doubtful accounts of $20 as of June 30, 2018 and $19 as of December 31, 2017		382		372
Contract assets		11		3
Inventories		394		131
Equipment financing receivables		83		116
Contract costs		370		379
Prepaid expenses		309		251
Income tax receivable		5		-
Other current assets		10		10
Total current assets		3,004		2,644
Long-term trade receivables, net of allowance for doubtful accounts of $9 as of June 30, 2018 and $10 as of December 31, 2017		29		31
Long-term equipment financing receivables, net		95		58
Property and equipment, net		140		8
Intangible assets, net		203		239
Goodwill		272		272
Contract costs, net of current portion		366		364
Other long-term assets		108		121
Total assets	$	4,217	$	3,737
Liabilities and Stockholders' Equity				
Current liabilities:				
Accounts payable	$	88	$	79
Accrued expenses		1,028		961
Notes payable		141		69
Contract liabilities		595		614
Total current liabilities		1,852		1,723
Contract liabilities, net of current portion		412		374
Notes payable, net of current portion		134		10
Total liabilities		2,398		2,107
Stockholders' equity:				
Preferred stock, par value $0.001 per share - authorized 5,000,000 shares; none issued		—		—
Common stock, par value $0.001 per share - authorized 25,000,000 shares, 14,308,469 shares issued and outstanding as of June 30, 2018 and 14,287,556 shares issued and outstanding as of December 31, 2017		14		14
Additional paid-in capital		60,765		60,560
Accumulated deficit		(58,960)		(58,944)
Total stockholders' equity		1,819		1,630
Total Liabilities and Stockholders' Equity	$	4,217	$	3,737

crexendo®

crexendo®
ride the cloud

Thank You!

Symbol OTCQX: CXDO


crexendo
crexendo.com
Received Calls
4
Answered Calls
1
Abandoned Calls
1
Voicemails
1
Abandoned Calls Without Voicemail
Emma
212
212
212
Directory
DND
Menu